UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2021

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 6, 2021, The Kraft Heinz Company (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 11 nominees to serve as a director of the Company for a one-year term expiring at the Company's 2022 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non- Votes
Gregory E. Abel	946,581,485	13,338,774	1,029,219	108,286,951
Alexandre Behring	916,090,425	43,649,752	1,209,301	108,286,951
John T. Cahill	946,013,060	13,721,901	1,214,517	108,286,951
João M. Castro-Neves	925,028,274	34,841,266	1,079,938	108,286,951
Lori Dickerson Fouché	955,213,257	4,714,615	1,021,606	108,286,951
Timothy Kenesey	935,224,830	24,491,522	1,233,126	108,286,951
Elio Leoni Sceti	948,178,346	11,579,049	1,192,083	108,286,951
Susan Mulder	946,555,792	13,396,423	997,263	108,286,951
Miguel Patricio	949,106,487	10,814,083	1,028,908	108,286,951
John C. Pope	863,284,859	96,498,229	1,166,390	108,286,951
Alexandre Van Damme	945,154,275	14,706,452	1,088,751	108,286,951

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
806,173,135	152,458,469	2,317,874	108,286,951

Item 3. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2021 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,050,503,179	17,288,844	1,444,406	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

May 12, 2021	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel
and Head of ESG and Government Affairs;
Corporate Secretary

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